UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2021

BLUE STAR FOODS CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-55903	82-4270040
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 NW 109th Avenue Miami, Florida	33172
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 633-5565

(Former name or former address, if changed since last report.)

N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Extension of Lobo Note

On June 30, 2021, Blue Star Foods Corp., a Delaware corporation (the “Company”), issued a replacement unsecured promissory note in the principal amount of $100,000 (the “Lobo Note”) to Lobo Holdings, LLC, a Florida limited liability company (“Lobo”), and a stockholder of the Company, which served to extend the maturity date of an unsecured promissory note the Company originally issued to Lobo on January 1, 2021, from June 30, 2021 to September 30, 2021. The Lobo Note, which bears interest at the rate of 10% per annum, may be prepaid in whole or in part without penalty.

The foregoing description of the Lobo Note is not complete and is qualified in its entirety by reference to the full text of the Lobo Note, a copy of which is attached hereto as Exhibit 4.1.

Payoff of Debt to Kenar

On July 6, 2021, the Company entered into a note payoff indemnity agreement (the “Kenar Payoff Agreement”) with Kenar Overseas Corp., a company registered in Panama (“Kenar”), pursuant to which the Company paid Kenar $918,539.32 of principal and accrued interest in full satisfaction of the amounts due to Kenar under the Second Loan Amendment, dated April 26, 2021, between the Company and Kenar. At the time the payment was made to Kenar, the 4,000,000 shares pledged by John Keeler, the Company’s Chief Executive Officer and Executive Chairman, to secure the obligations of the Company to Kenar, were released.

The foregoing description of the Kenar Payoff Agreement is not complete and is qualified in its entirety by reference to the full text of the Kenar Payoff Agreement, a copy of which is attached hereto as Exhibit 10.1.

Entry into Subscription Agreements

On June 30, 2021, the Company entered into subscription agreements (“Subscription Agreements”) with certain purchasers (the “Purchasers”), pursuant to which the Company sold the Purchasers an aggregate of 598,750 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a purchase price of $2.00 per Share (the “Purchase Price”), for gross proceeds to the Company of $1,197,500.

All of the Purchasers were “accredited investors,” as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).

The Company intends to utilize the net proceeds from the sales of the Shares for the acquisition of a land-based salmon farm, to purchase more crabmeat, to repay certain of the Company’s debt, and for working capital and general corporate purposes.

In connection with the purchase of the Shares by the Purchasers, the Company issued each Purchaser warrants (“Warrants”) to purchase additional shares of the Company’s Common Stock (the “Warrant Shares”) equal to the number of Shares purchased by such Purchaser, at an exercise price of $2.00 per share. As a result, the Company issued Warrants to purchase an aggregate of 598,750 Warrant Shares to the Purchasers. The Warrants are exercisable for cash only, for a term of three years from the date of issuance. The number of Warrant Shares to be deliverable upon exercise of the Warrants is subject to adjustment for subdivision or consolidation of shares and other standard dilutive events.

Pursuant to the Subscription Agreements, the Company granted the Purchasers piggyback registration rights with respect to Shares and Warrant Shares (the “Registrable Securities”), requiring the Company to register the Registrable Securities in any registration statement filed by the Company within two years from the date of the issuance of the Registrable Securities to the Purchasers, subject to certain limitations.

The foregoing descriptions of the Subscription Agreement and the Warrant are not complete and are qualified in their entirety by reference to the full text of the forms of the Subscription Agreement and the Warrant, copies of which are attached hereto as Exhibits 10.1 and 4.2, respectively, and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

Reference is made to the disclosure set forth under Item 1.01 above with respect to the payoff of debt to Kenar, which disclosure is incorporated herein by reference.

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure set forth under Item 1.01 above with respect to the issuance of the Lobo Note, which disclosure is incorporated herein by reference.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sale of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 above with respect to the entry into the Subscription Agreements, which disclosure is incorporated herein by reference.

The issuances of the Shares and Warrants were, and, upon exercise of the Warrants, the issuances of the Warrants Shares will be, exempt from registration under Section 4(a)(2) and/or Rule 506(b) of Regulation D as promulgated by the Securities and Exchange Commission under of the Securities Act, as transactions by an issuer not involving any public offering. At the time of their issuance, the Shares and the Warrants were deemed to be restricted securities for purpose of the Act and will bear restrictive legends to that effect.

Section 9 – Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1*	Promissory Note, dated July 1, 2021, in the principal amount of $100,000 issued by the Company to Lobo Holdings, LLC

4.2	Form of Warrant (Filed with the SEC on June 23, 2021, as Exhibit 4.1 to the Company’s Current Report on Form 8-K, dated June 17, 2021, which exhibit is incorporated herein by reference)

10.1*	Note Payoff Indemnity Agreement, dated July 6, 2021, between the Company and Kenar Overseas Corp.

10.2	Form of Subscription Agreement (Filed with the SEC on June 23, 2021, as Exhibit 10.1 to the Company’s Current Report on Form 8-K, dated June 17, 2021, which exhibit is incorporated herein by reference)

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE STAR FOODS CORP.

Date: July 7, 2021	By:	/s/ John Keeler
	Name:	John Keeler
	Title:	Executive Chairman and Chief Executive Officer